Q4 2023 EARNINGS

2 Forward-looking statements and non-GAAP financial measures This presentation contains forward-looking statements relating to our plans and expectations including, without limitation, statements regarding the future performance and operations of our business, expectations regarding stabilization in demand, and expected growth from our digital investments, all of which are subject to risks and uncertainties. Such statements are based on management’s expectations and assumptions as of the date of this presentation and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in our forward-looking statements including: (1) national and global economic conditions which can be negatively impacted by factors such as rising interest rates, inflation, political instability, epidemics and global trade uncertainty, (2) our ability to maintain profit margins, (3) our ability to successfully execute on business strategies and further digitalize our business model, (4) our ability to attract sufficient qualified candidates and employees to meet the needs of our clients, (5) our ability to attract and retain clients, (6) our ability to access sufficient capital to finance our operations, including our ability to comply with covenants contained in our revolving credit facility, (7) new laws, regulations, and government incentives that could affect our operations or financial results, (8) any reduction or change in tax credits we utilize, including the Work Opportunity Tax Credit, and (9) the timing and amount of common stock repurchases, if any, which will be determined at management’s discretion and depend upon several factors, including market and business conditions, the trading price of our common stock and the nature of other investment opportunities. Other information regarding factors that could affect our results is included in our Securities Exchange Commission (SEC) filings, including the company’s most recent reports on Forms 10-K and 10-Q, copies of which may be obtained by visiting our website at www.trueblue.com under the Investor Relations section or the SEC’s website at www.sec.gov. We assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Any other references to future financial estimates are included for informational purposes only and subject to risk factors discussed in our most recent filings with the SEC. In addition, we use several non-GAAP financial measures when presenting our financial results in this presentation. Please refer to the reconciliations between our GAAP and non-GAAP financial measures in the appendix to this presentation and on our website at www.trueblue.com under the Investor Relations section for additional information on both current and historical periods. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. Any comparisons made herein to other periods are based on a comparison to the same period in the prior year unless otherwise stated.

3 Q4 2023 Overview Total revenue -12% ▪ Clients continued to be cost conscious and selective in the roles they chose to fill ▪ Softness in revenue trends for staffing businesses with the exception of renewable energy projects ▪ Q4 2023 included 14th week — Revenue -15% on comparable 13-week basis and at the high end of company outlook Net loss was $3 million v. net income of $7 million in Q4 2022 ▪ Revenue decline was partially offset by continued cost management ▪ Disciplined pricing — Positive spread between bill- and pay-rate inflation ▪ Adjusted EBITDA1 was $5 million v. $21 million in Q4 2022 Strong balance sheet and liquidity position ▪ Zero debt, cash of $62 million and $86 million of borrowing availability ▪ Renewal of 5-year credit facility effective February 9, 2024 increased borrowing availability to approximately $140 million 1 Refer to the appendix to this presentation for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results for both current and historical periods.

4 Financial summary Amounts in millions, except per share data Q4 2023 Change FY 2023 Change Revenue $492 -12% $1,906 -15 % Revenue on comparable 13- and 52-week basis $472 -15% $1,886 -16% Net loss -$2.6 NM -$14.2 NM Net loss per diluted share -$0.08 NM -$0.45 NM Net loss margin -0.5% -180 bps -0.7% -350 bps Adjusted net income1,2 $2.6 -80% $8.7 -89 % Adj. net income per diluted share $0.08 -79% $0.28 -88 % Adj. net income margin 0.5% -180 bps 0.5% -300 bps Adjusted EBITDA $5.1 -75% $29.0 -75 % Adjusted EBITDA margin 1.0% -280 bps 1.5% -370 bps Notes: ▪ The change in adjusted net income margin was more favorable than that of GAAP net loss margin primarily due to costs associated with the executive leadership transitions and the Q1 non-cash impairment charge, which were excluded from adjusted results. NM - Not meaningful 1 Refer to the appendix to this presentation for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results. 2 Prior period adjusted net income (loss) measures have been recast to conform to the current presentation for comparability. Refer to the reconciliations in the appendix to this presentation and on our website for additional information.

5 Gross margin and SG&A bridges Gr os s m ar gi n 26.5% 0.3% -0.7% 26.1% Q4 2022 Bill / Pay spread Mix Q4 2023 SG &A $134 -$10 -$1 $7 $130 Q4 2022 Core business Q4 2023 Amounts in millions 1 Represents the year-over-year change in Adjusted EBITDA exclusions impacting SG&A. Refer to the adjusted EBITDA reconciliation in the appendix to this presentation for more information. 2 Our 2023 fiscal fourth quarter includes a 14th week compared to the 13 weeks in the prior year period. Adjusted EBITDA exclusions1 14th week impact2

Q4 2023 Results by segment

Amounts in millions	PeopleReady	PeopleScout	PeopleManagement
Revenue	$285	$47	$160
% Change	*-9%*	*-31%*	*-8%*
Segment profit[1]	$8	$3	$3
% Change	*-65%*	*+16%*	*-33%*
% Margin *Change*	*2.8%* *-430 bps*	*6.2%* *+260 bps*	*1.7%* *-70 bps*

Notes:	- Revenue:
	  - -13% on comparable 13-week basis
	  - Outperformance in renewable energy work partially offset softness across most verticals
	- Segment profit margin:
	  - Contraction due to lower operating leverage as revenue declined, partially offset by favorable bill / pay spreads
		- Revenue:
		  - -32% on comparable 13-week basis
		  - Reduced client hiring due to continued cost pressures following elevated volumes last year
		- Segment profit margin:
		  - Expansion primarily driven by cost actions taken this year and a non-repeated revenue reserve adjustment in the prior year
			- Revenue:
			  - -13% on comparable 13-week basis
			  - Lower client volume in retail and transportation, including commercial drivers
			- Segment profit margin:
			  - Contraction due to lower operating leverage as revenue declined

[1] We evaluate performance based on segment revenue and segment profit. Segment profit includes revenue, related cost of services, and ongoing operating expenses directly attributable to the reportable segment.

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7 Strong balance sheet with zero debt and ample liquidity $224 $344 $365 $148 $161 $294 $293 $86 $63 $50 $72 $62 Borrowing availability Cash 2020 2021 2022 2023 Amounts in millions Note: Figures may not sum to consolidated totals due to rounding. Balances as of fiscal period end. 1 Borrowing availability is based on maximum borrowing availability under our most restrictive covenant. 2 Buyback ratio calculated as the dollar value of share repurchases during the period divided by our market capitalization at the beginning of the fiscal period. Liquidity Share repurchases 1 $52 $17 $61 $34 6% 2% 6% 5% Share repurchases Buyback ratio 2020 2021 2022 2023 2

Outlook

Select outlook information

Item	Q1 2024	Commentary
Revenue	$392M to $417M *-16% to -10% v. prior year*	Assumes current market conditions continue into Q1 with a less challenging prior year comparison.
Gross margin	-210 to -170 bps v. prior year	Gross margin decline due to changes in business mix and prior year workers' compensation reserve adjustments not expected to repeat.
SG&A	$109M to $113M	SG&A decline driven by disciplined cost management. Refer to the EBITDA adjustments for additional information on expected expense.
EBITDA adjustments[1]	~$2M	• ~$1M in PeopleReady technology upgrade costs • ~$1M in SaaS amortization
Shares	~31.3M	Reflects basic weighted average shares outstanding and does not include the impact of any potential share repurchases.

Item	FY 2024	Commentary
CapEx[2]	$23M to $27M	Depreciation expected to be $25M to $29M.
Tax Rate	24% to 28%	Reflects our statutory income tax rate before job tax credits. We expect job tax credits of $5M to $9M.

[1] Refer to the appendix to this presentation for a definition of non-GAAP financial measures.
[2] Includes planned investments in software as a service (SaaS) assets capitalized in other long-term assets with the related amortization recorded in SG&A.

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Appendix

11 NON-GAAP FINANCIAL MEASURES AND NON-GAAP RECONCILIATIONS In addition to financial measures presented in accordance with U.S. GAAP, we monitor certain non-GAAP key financial measures. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. Non-GAAP measure Definition Purpose of adjusted measures Adjusted net income and Adjusted net income per diluted share Net income (loss) and net income (loss) per diluted share, excluding: – amortization of intangibles, – amortization of software as a service assets, – goodwill and intangible asset impairment charge, – accelerated depreciation, – PeopleReady technology upgrade costs, – executive leadership transition, – other adjustments, net, and – tax effect of the adjustments to U.S. GAAP. – Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business. – Used by management to assess performance and effectiveness of our business strategies. – Provides a measure, among others, used in the determination of incentive compensation for management. EBITDA and Adjusted EBITDA EBITDA excludes from net income (loss): – income tax expense (benefit), – interest and other (income) expense, net, and – depreciation and amortization. Adjusted EBITDA, further excludes: – third-party processing fees for hiring tax credits, – amortization of software as a service assets, – goodwill and intangible asset impairment charge, – PeopleReady technology upgrade costs, – executive leadership transition, – other adjustments, net. – Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business. – Used by management to assess performance and effectiveness of our business strategies. – Provides a measure, among others, used in the determination of incentive compensation for management. Adjusted SG&A expense Selling, general and administrative expense excluding: – third-party processing fees for hiring tax credits, – amortization of software as a service assets, – PeopleReady technology upgrade costs, – executive leadership transition, – other adjustments, net. – Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business.

12 1. RECONCILIATION OF U.S. GAAP NET INCOME (LOSS) TO ADJUSTED NET INCOME AND ADJUSTED NET INCOME PER DILUTED SHARE (Unaudited) Q4 2023 Q4 2022 2023 2022 14 weeks ended (1) 13 weeks ended 53 weeks ended (1) 52 weeks ended (in thousands, except for per share data) Dec 31, 2023 Dec 25, 2022 Dec 31, 2023 Dec 25, 2022 Net income (loss) $ (2,551) $ 7,045 $ (14,173) $ 62,273 Amortization of intangible assets 1,355 1,265 5,175 5,746 Amortization of software as a service assets (2) — 810 — 2,985 Goodwill and intangible asset impairment charge — — 9,485 — Accelerated depreciation (3) — — — 1,658 PeopleReady technology upgrade costs (4) 440 1,779 1,342 7,935 Executive leadership transition costs (5) 3,296 — 5,788 (1,422) Other adjustments, net (6) 1,926 4,193 6,028 5,449 Tax effect of adjustments to net income (loss) (7) (1,824) (2,092) (4,920) (5,811) Adjusted net income $ 2,642 $ 13,000 $ 8,725 $ 78,813 Adjusted net income per diluted share $ 0.08 $ 0.39 $ 0.28 $ 2.36 Diluted weighted average shares outstanding 31,450 33,014 31,590 33,447 Margin / % of revenue: Net income (loss) (0.5) % 1.3% (0.7) % 2.8 % Adjusted net income 0.5% 2.3% 0.5% 3.5 % Refer to the last slide of the appendix for footnotes.

13 2. RECONCILIATION OF U.S. GAAP NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA (Unaudited) Refer to the last slide of the appendix for footnotes. Q4 2023 Q4 2022 2023 2022 14 weeks ended (1) 13 weeks ended 53 weeks ended (1) 52 weeks ended (in thousands) Dec 31, 2023 Dec 25, 2022 Dec 31, 2023 Dec 25, 2022 Net income (loss) $ (2,551) $ 7,045 $ (14,173) $ 62,273 Income tax expense (benefit) (4,851) (54) (6,472) 11,143 Interest and other (income) expense, net (1,223) (133) (3,205) (1,231) Depreciation and amortization 6,946 7,258 25,821 29,273 EBITDA (1,679) 14,116 1,971 101,458 Third-party processing fees for hiring tax credits (8) (67) 108 253 594 Amortization of software as a service assets (2) 1,233 810 4,117 2,985 Goodwill and intangible asset impairment charge — — 9,485 — PeopleReady technology upgrade costs (4) 440 1,779 1,342 7,935 Executive leadership transition costs (5) 3,296 — 5,788 (1,422) Other adjustments, net (6) 1,926 4,193 6,028 5,449 Adjusted EBITDA $ 5,149 $ 21,006 $ 28,984 $ 116,999 Margin / % of revenue: Net income (loss) (0.5) % 1.3% (0.7) % 2.8 % Adjusted EBITDA 1.0% 3.8% 1.5% 5.2%

14 3. RECONCILIATION OF U.S. GAAP SELLING, GENERAL AND ADMINISTRATIVE EXPENSE TO ADJUSTED SG&A EXPENSE (Unaudited) Refer to the last slide of the appendix for footnotes. Q4 2023 Q4 2022 2023 2022 14 weeks ended (1) 13 weeks ended 53 weeks ended (1) 52 weeks ended (in thousands) Dec 31, 2023 Dec 25, 2022 Dec 31, 2023 Dec 25, 2022 Selling, general and administrative expense $ 129,961 $ 133,733 $ 494,603 $ 500,686 Third-party processing fees for hiring tax credits (8) 67 (108) (253) (594) Amortization of software as a service assets (2) (1,233) (810) (4,117) (2,985) PeopleReady technology upgrade costs (4) (440) (1,779) (1,342) (7,935) Executive leadership transition costs (5) (3,296) — (5,788) 1,422 Other adjustments, net (6) (1,246) (4,193) (4,145) (5,449) Adjusted SG&A expense $ 123,813 $ 126,843 $ 478,958 $ 485,145 % of revenue: Selling, general and administrative expense 26.4% 24.0% 25.9% 22.2 % Adjusted SG&A expense 25.2% 22.7% 25.1% 21.5%

15 Footnotes: (1) Our fiscal period ends on the Sunday closest to the last day of December. In fiscal years consisting of 53 weeks, the final quarter consists of 14 weeks, while in fiscal years consisting of 52 weeks, all quarters consist of 13 weeks. (2) Amortization of software as a service assets is reported in selling, general and administrative expense. Note, amortization of software as a service assets was included as an adjustment to net income during transitory periods ending with fiscal 2022 and is only considered an adjustment to EBITDA going forward to be consistent with the treatment of depreciation and amortization. (3) Accelerated depreciation for the existing systems being replaced by the upgraded PeopleReady technology platform. (4) Costs associated with upgrading legacy PeopleReady technology. (5) Cost associated with our CEO and CFO transitions, including accelerated vesting of stock awards and other separation related payments. (6) Other adjustments for the 14 and 53 weeks ended December 31, 2023 primarily include workforce reduction costs of $1.8 million and $5.1 million, respectively. The 53 weeks ended December 31, 2023 also includes adjustments to COVID-19 government subsidies of $0.5 million. Other adjustments for the 13 and 52 weeks ended December 25, 2022 primarily include accelerated software costs of $4.2 million. The 52 weeks ended December 25, 2022 also includes costs of $1.1 million incurred while transitioning to a new third party administrator for workers’ compensation. (7) Tax effect of the adjustments to U.S. GAAP net income (loss). The tax effect includes the application of our statutory rate of 26% to all taxable / deductible adjustments. Note, prior periods were reported using the effective rate for the respective period and have been recast to conform to the current presentation for comparability. Please refer to the reconciliations on the financial results page under the investor relations section of our website for additional information on comparable historical periods. (8) These third-party processing fees are associated with generating hiring tax credits.